 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2014

_______________

DIGITAL POWER CORPORATION

 (Exact name of registrant as specified in its charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of Digital Power Corporation (the “Company”) was held on July 24, 2014.  Two items were submitted to a vote of the shareholders, as described in detail in the Company’s Proxy Statement, dated June 12, 2014.  The following briefly describes the items submitted to a vote at the Annual Meeting and the results of the shareholders' vote.

(1)	The shareholders elected five (5) directors to the Board of Directors of the Company. The vote regarding this item was as follows:

Director Nominee	Votes For	Votes Withheld
Ben-Zion Diamant	3,135,563	427,515
Amos Kohn	3,175,456	387,622
Haim Yatim	3,217,050	346,028
Robert O. Smith	3,174,311	388,767
Aaron Ben-Ze'ev	3,217,050	346,028

There were 2,310,593 broker non-votes with respect to the election of directors.

(2)

The shareholders ratified the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited (“Kost Forer”), as the Company’s independent auditors for the fiscal year ending December 31, 2015.  The vote regarding this item was as follows:

Votes For	5,751,022
Votes Against	59,848
Votes Abstaining	62,801

There were no broker non-votes with respect to the ratification of the appointment of Kost Forer as the Company’s independent auditors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

/s/ William J. Hultzman
By: William J. Hultzman Title: V.P. of Finance Principal Accounting Officer

Dated: July 31, 2014